SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 5, 2002

NRG ENERGY, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

001-15891	41-1724239

(Commission File Number)	(IRS Employer Identification No.)

901 MARQUETTE AVENUE, SUITE 2300 MINNEAPOLIS, MINNESOTA	55402

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   612-373-5300

(Former name or former address, if changed since last report)

SIGNATURES
EX-23.1 Consent of Independent Accountants
EX-99.1 2001 and 2000 Audited Financial Statements

ITEM 5. OTHER EVENT

On September 13, 2002, the parent of NRG Energy, Inc., Xcel Energy Inc., filed financial statements for the years 2000 and 2001, which were audited by Xcel Energy’s new independent accountants, Deloitte & Touche LLP. In connection with the filing of these Xcel Energy financial statements and to reflect events since the time of the original filing, NRG Energy is reissuing its audited financial statements for 2000 and 2001. The updated information includes discussion of two subsequent event matters described in Notes 24 and 25 to the consolidated financial statements, describing going concern disclosures related to 2002 credit and liquidity developments and discontinued operations reporting for two projects classified as “held for sale” in 2002.

Item 7. Exhibits.

The following exhibits are filed with this report on Form 8-K:

EXHIBIT NO.	DESCRIPTION

23.01	Consent of Independent Accountants

99.01	Report of Independent Accountants
Consolidated Statement of Income
Consolidated Statement of Cash Flows
Consolidated Balance Sheet
Consolidated Statement of Stockholders’ Equity
Notes to Consolidated Financial Statements

Forward Looking Statements

The notes to the financial statements filed with this Form 8-K include forward-looking statements that are subject to certain risks, uncertainties and assumptions. Such forward-looking statements typically can be identified by the use of words such as “expect”, “estimate”, “anticipate”, “forecast”, “plan”, “believe” and similar terms. Although NRG Energy believes that its expectations are reasonable, it can give no assurance that these expectations will prove to have been correct, and actual results may vary materially. Factors that could cause actual results to differ materially from those contemplated above include, among others, general economic conditions; business conditions in the energy industry; adverse results in current and future litigation; successfully closing announced transactions; amount of proceeds from asset sales; timing and pricing of equity issuance; risks associated with the California power market; and factors affecting the availability or cost of capital, such as changes in interest rates and market perceptions of the power generation industry, NRG Energy or any of its subsidiaries.

NRG Energy undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing review of factors that could cause NRG Energy’s actual results to differ materially from those contemplated in the forward-looking statements included in this filing should not be construed as exhaustive. For more information regarding these and other risks and uncertainties, review NRG Energy’s filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Energy, Inc.
(Registrant)

By	/s/ RICHARD C. KELLY

Richard C. Kelly
President and Chief
Operating Officer

By	/s/ WILLIAM T. PIEPER

William T. Pieper
Vice President and Controller
(Principal Accounting Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. In addition each of the undersigned hereby certifies in his capacity as an officer of NRG Energy, Inc. that this Report on Form 8-K fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 and that information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

NRG ENERGY, INC.
(Registrant)

By	/s/ C. ADAM CARTE

C. Adam Carte
Vice President and Treasurer

By	/s/ WAYNE H. BRUNETTI

Wayne H. Brunetti
Chairman and Chief Executive Officer

Dated: September 11, 2002